EEI International Utility Conference March 15-17, 2009 Exhibit 99.1

PPL Facts

PPL Corporation (NYSE: PPL) is a Fortune 500 company with headquarters in Allentown, Pa. The Company's diversified corporate strategy is to achieve growth in energy supply margins while limiting volatility in both cash flows and earnings and to achieve stable, long-term growth in regulated delivery businesses through efficient operations and strong customer and regulatory relations. The strategy is carried out through four principal subsidiaries:

PPL EnergyPlus, which markets energy in key U. S. markets.

PPL Generation, which operates more than 12,000 megawatts of electricity generating capacity in Pennsylvania, Montana, Maine, Illinois, New York and Connecticut, with an additional 148 megawatts of planned uprate projects.

PPL Electric Utilities, which delivers electricity to 1.4 million customers in Pennsylvania.

PPL Global, which delivers electricity to 2.6 million customers in the United Kingdom.

Security Ratings

	Moody's	S&P	Fitch
PPL Corp.			
Corporate Credit Rating	Baa2	BBB	BBB
PPL Capital Funding, Inc.			
Senior Unsecured Debt	Baa2	BBB-	BBB
PPL Electric Utilities Corp.			
First Mortgage Bonds	A3	A-	A-
Senior Secured Bonds	A3	A-	A-
PPL Energy Supply			
Senior Unsecured Notes	Baa2	BBB	BBB+
WPD Holdings Limited			
Senior Unsecured Debt	Baa3	BBB-	BBB
WPD Operating Cos.			
Senior Unsecured Debt	Baa1	BBB+	A-

See a complete list of all PPL rated companies in the appendix

Contacts

Timothy J. Paukovits
Director-Investor Relations
Phone: (610) 774-4124
Fax: (610) 774-5106
tjpaukovits@pplweb.com

Joseph P. Bergstein, Jr.
Finance Specialist
Phone: (610) 774-5609
Fax: (610) 774-5106
jpbergstein@pplweb.com

www.pplweb.com

1

 PPL Facts (cont.)  Financial and Operating Information  Note: See Appendix for the reconciliation of reported earnings per share and earnings from ongoing operations.  ii(Unaudited)  ($ in millions, except per share amounts) Year Ended  December 2008 December 2007  Common Equity $5,077 $5,556  Preferred Securities of a Subsidiary 301 301  Short-Term Debt 679 92  Long-Term Debt 7,838 7,568  Total Capitalization $13,895 $13,517  Total Assets $21,405 $19,972  Operating Revenues $8,044 $6,498  Reported Earnings Per Share -Diluted $2.47 $3.35  Earnings Per Share From Ongoing Operations – Diluted $2.02 $2.60  Market Price Per Share $30.69 $52.09  Book Value Per Share $13.55 $14.88  ROE – Reported 16.88% 24.47%  ROE – Earnings From Ongoing Operations 14.46% 19.21%  Common Shares Outstanding (thousands)  End of Period 374,581 373,271  Average – Diluted 376,526 385,111  Annualized Dividend Rate $1.34 $1.22  Dividend Payout -Diluted, using annualized dividends  Reported Earnings Per Share 54% 36%  Earnings Per Share From Ongoing Operations 66% 47%  Electric Energy Sales – Domestic (millions of kWh)  Retail Deliveries 38,058 37,950  Retail Supply 40,374 40,074  Wholesale Supply  East 28,614 20,816  West 14,098 12,699  Net System Capacity (thousands of KW) 12,002 11,259  2

 Cautionary Statements And Factors That  May Affect Future Results  Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private  Securities Litigation Reform Act of 1995.  Actual results may differ materially from such forward-looking statements. A discussion of  factors that could cause actual results or  events to vary is contained in the Appendix to this presentation and in the Company’s SEC  filings.  3

 Corporate Overview  PPL Corporation  Owner and operator of a  fleet of Nuclear, Coal and  Hydro generating stations  in PJM, Montana, New  York and New England  PPL Generation, LLC  Marketing, trading, and  fuel procurement in key  U.S. markets  PPL EnergyPlus, LLC  1.4 million customer  electric delivery business in Pennsylvania  PPL Electric Utilities  Corporation  2.6 million customer  electricity delivery business in the U.K.  WPD  Supply Segment PA Delivery  Segment  International  Delivery Segment  4

 PPL’s Generation Portfolio  Total Domestic Generation: 12,184 MW  Planned Uprate Projects or Additions: 148 MW  • Well positioned in attractive markets  • Carbon-advantaged  • Low-cost, baseload weighted fleet  5  Coal 3,500  Nuclear 2,165  Oil 1,817  Gas 2,282  Hydro 366  CTs 462  QFs 305  Coal 683  Hydro 604  West 1,287 MW  Hydro Uprate (2011) 28  Nuclear Uprate (2009-2010) 98  Hydro Uprate (2009) 3  Coal Uprate (2009) 11  Landfill Gas Addition (2009) 8  East 10,897 MW

 Diverse and Balanced Fleet  Market Segment  Baseload  63%  Peaking18% Intermediate  19%  Installed Capacity MW  Coal  34%  Gas/Oil37%  Nuclear  18% Hydro8%  QFs  3%  Geography  Production  GWh  PJM  85%  WECC  11%  Coal  52%  Gas/Oil9%  Nuclear  31%  Hydro8%  NEPOOL  3%  NYISO  1%  Baseload oriented fleet augmented by attractive load-following capabilities  6

 Nuclear Operations: Bell Bend Development Project  • Early development-stage project to construct a new1,600 MW nuclear plant located near the Susquehanna Station  – Site large enough to accommodate two new units  • Achievements  – Submitted first part of the federal loan guarantee application to  the US DOE, September 29, 2008  – Submitted second part of the application for a federal loan  guarantee to the US DOE, December 18, 2008  – Combined Operating License Application (COLA) was accepted  by the NRC for docketing, December 19, 2008  • PPL has not committed to building Bell Bend; intend to finish COLA process to create a long-dated option  – Approximately $60 million cost to finish COLA  – No long lead-time parts have been ordered  – No other material termination or unwind expenses  7

 PPL Renewables Overview  • Eleven operating projects in Pennsylvania and New Jersey, with a total capacity of 27 MW  – Technologies include solar photovoltaic, landfill gas-to-energy,  and cogeneration  • Most states within PJM and NEPOOL have proposed or are  considering expanding existing renewable portfolio standards that  could provide PPL with additional opportunities  • Existing development opportunities in Pennsylvania, Maryland,  Massachusetts, New Hampshire, New Jersey, New York, North  Carolina, Ohio, Virginia and West Virginia that could add up to  160 MW to the portfolio  • Strong development, construction and asset management team  8

 PPL’s Carbon Footprint  • Currently 40% of generation output non- carbon emitting  • Power plant uprates – all carbon neutral  • PPL’s Supply margins would benefit under  various climate legislation that is being  proposed  9

 Scrubbers Update  Q3-09Brunner Island 1 & 2  Q2-09Brunner Island 3  In Service 5/17/2008Montour 1  In Service 3/8/2008 Montour 2  Scheduled In-Service Dates  Montour Scrubber  June 2008  Majority of PPL’s coal generation plants expected to  have scrubbers installed by end of 2009  10

 Environmental Control Equipment  Keystone Conemaugh  Control Device Removes Unit 1 Unit 2 Unit 3 Unit 1 Unit 2 Unit 1 & 2 Unit 3 & 4 Unit 1 & 2 Unit 1 & 2  Low Nox Burners NOx  SCR NOx  Scrubbers SO2  = Installed  = Potential  = Under Construction  Brunner Island Montour Colstrip  PPL has proactively complied with current environmental regulations on an economic basis  (1) Colstrip is located in Montana  (2) Keystone & Conemaugh: PPL is a minority owner and does not operate  11  (1) (2) (2)

 Current Hedge Positions -Electricity and Fuel  Note: As of 12/31/2008 12  2009 2010 2011 2012  Electricity Sales  East 95% 80% 43% 23%  West 93% 72% 66% 46%  Total 95% 79% 47% 26%  Uranium 100% 100% 100% 100%  Coal  East 100% 84% 71% 49%  West 100% 100% 86% 77%  Total 100% 89% 75% 57%  Unhedged Coal – million tons  Brunner & Montour 0.0 0.9 1.9 3.5  Keystone & Conemaugh 0.2 0.5 0.8 1.2

 Hedged Baseload Electricity 2009-2012  Hedged Baseload Electricity Sales  0%  20%  40%  60%  80%  100%  2009 2010 2011 2012  % of Coal, Hydro & Nuclear Output  $20  $30  $40  $50  $60  $70  $80  $/M W h  Average Sale Price  13

 Regulated Delivery  PPL Electric Utilities  1.4 million customers  WPD (South West)  1.4 million customers  WPD (South Wales)  1.1 million customers  Western Power Distribution  14

 Pennsylvania Electricity Distribution  Rate Regulation  • Retail distribution of electricity and natural gas are regulated by the  Pennsylvania Public Utility Commission  – Pennsylvania deregulated the generation of electricity in 1997  – Transmission and wholesale sales of electricity are regulated by the Federal  Energy Regulatory Commission  • Retail distribution rates are set either by a base rate proceeding or an automatic adjustment clause  • Base rate proceedings  – Initiated by a utility filing or, rarely, through a Commission investigation  – Based upon the traditional cost of service, rate of return model  – The utility must have the opportunity to earn a "fair rate of return“ on used and  useful rate base  – The utility must file historic data; may file future data  – The Commission must enter an order within nine months of the utility's filing  • Automatic adjustment clauses  – Specifically authorized in the Public Utility Code  – Limited by court decision to expense items, not capital costs  – Usually based on a forecast of costs with an annual reconciliation to actual costs  – Has been used to recover the costs of: energy, stranded investment,  transmission and universal service 15

 PA Delivery Operational Update  PA Delivery  • PPLEU completed 4 of 6 RFPs  • Bids due for 5th RFP March 30 with PUC  approval expected April 2  • Filed Procurement Plan for 2011-2013  – Evidentiary Hearings held February 11-13  • 10% of eligible customers enrolled in Rate Phase-In Plan  • Filed plan to provide customers an option to defer a portion of supply rate increase  16

 PPL Electric Utilities Procurement Plan  for 2011 and Beyond  • PPL filed procurement plan with PUC on August28; review expected to take seven months  • Purchase electricity supply for 2011 to mid-2013four times a year, beginning 3Q 2009  • Solicit supply contracts for 12-and 24-month  increments and spot purchases  • For residential and small business customers –  90% of supply from fixed-price contracts, 10% from spot purchases  • Large commercial and industrial customers supply purchased on hourly basis in open market  17

 Attractive Transmission Development Project  • PPL Electric to build Pennsylvania portion  of the 150-mile Susquehanna to Roseland, NJ 500 kV transmission line. New Jersey portion of the line to be built  by PSEG.  • Project needed for reliability and is part of  PJM’s Regional Transmission Expansion Program (RTEP)  • Expected to be completed in May 2012  • Cost of PPL’s portion of the line is  estimated at $500 million  • PPL earns formula-based rates on  transmission rate base and incentive  rates for RTEP project  – Transmission rate 12.34%*  – Adder for inclusion in an RTO 0.50%  – RTEP incentive adder 1.25%  *Subject to final settlement agreement  18

 UK Electricity Distribution Regulation  • Electricity and natural gas supply and distribution are regulated by the UK’s Office of  Gas and Electricity Markets.  • Electricity distribution revenues are set every five years through a Distribution Price  Control Review (DPCR) process.  – Price control is based on a forward looking assessment of income sufficient to finance an  efficient business.  – Revenues must cover operating and capital costs at an efficient level for the service territory.  • Efficiency is determined through a detailed comparable analysis of all UK electricity  distribution companies.  – Typically, the DPCR results in a one-time price reduction followed by annual adjustments for  inflation less an efficiency factor.  • An incentive / penalty arrangement exists for reliability and customer service levels.  • The revenue that a company can earn in each of the five years is the sum of:  – The Regulator’s view of efficient operating costs,  – A return on the value of Regulated Asset Base (“RAB”), and  – A return of capital being the depreciation of the RAB.  • The DPCR is currently in process with the next five year period beginning April 1,  2010.  19

 Cash Flow Forecast  Millions  ($300)  ($100)  $100  $300  $500  $700  2007A 2008A 2009E 2010E  Free cash flow before dividends  20  Note: See Appendix for the reconciliation of cash flow measures.

 Liquidity Profile  (1) Reported as of 12/31/2008  Diverse bank group consisting of 23 banks committed under domestic facilities,  with no bank having more than 14% of commitments.  21  Institution Facility  Expiration  Date  Total  Facility  (Millions)  Letters of Credit  Outstanding (1)  (Millions)  Drawn (1)  (Millions)  Availability  (Millions)  PPL Energy Supply 5-year Credit Facility Jun-2012 $3,225 $255 $285 $2,685  Bilateral Credit Facility Mar-2009 300 96 0 204  5-year Structured Credit Facility Mar-2011 300 269 0 31  364-day Credit Facility Sep-2009 385  0  0 385  $4,210 $620 $285 $3,305  PPL Electric Utilities 5-year Credit Facility May-2012 $190 $1 $95 $94  Asset-backed Credit Facility Jul-2009 150  0  0 150  $340 $1 $95 $244  WPD 5-year Credit Facility Oct-2009 £150 £0 £37 £113  5-year Credit Facility Jan-2013 150  0  121 29  Uncommitted Credit Facilities 65  0  8 57  Letter of Credit Facility Mar-2009 5  4  0 1  £370 £4 £166 £200

 PPL Energy Supply Collateral Profile  (Millions of Dollars)  - 500  1,000  1,500  2,000  2,500  3,000  3,500  4,000  4,500  5,000  5,500  Jul-07 Aug-07 Sep-07 Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08  Available Credit Capacity  Cash Posted  Borrowings/CP Outstanding  Letters of Credit  22

 Debt Maturities  (1) PPL Electric Utilities $400 million prefunding done in 10/2008 for 2009 maturity  As of 12/31/2008  23  ($Millions) 2009 2010 2011 2012 2013  PPL Energy Supply  $0  $0 $500 $0 $737  PPL Capital Funding 201 0 0 0 0  PPL Electric Utilities 486 (1) 0 0 0 500  WPD Group  0  0 0 0 0  Sub Total  $687  $0 $500 $0 $1,237  Prefunding $400 (1) $0 $0 $0 $0  Total $287 $0 $500 $0 $1,237

 $1.00  $1.10  $1.22  $1.34 $1.38  $0.00  $0.25  $0.50  $0.75  $1.00  $1.25  $1.50  2005 2006 2007 2008 2009  $/Share  Annualized  Continued Dividend Growth  24

 Supply Segment Open EBITDA  *Based on forward market prices as of December 31, 2008  2010E 2011E 2012E  Generation Output - MWh 55.5 55.8 56.7  Unhedged Gross Margin* 2,637 2,732 2,741  O&M (859) (899) (929)  Open EBITDA 1,778 1,833 1,812  Fuel 309 239 190  Power 214 92 166  Other  7 5 8  Above/(Below) Market Value of Hedges* 530 336 364  Expected Margin 3,167 3,068 3,105  (Millions)  25

 $0.00  $1.00  $2.00  $3.00  $4.00  $5.00  2007A* 2008A* 2009 2010  Strong Long-Term Earnings Growth  Forecast  26  * Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  $2.60  $2.02  $4.20  Per Share  $1.90  $1.60  $3.60

 2009 -2012 Sensitivities  EPS Impact  2009 2010 2011 2012  $10/MW-Day  Capacity Price  Change  >$0.00 >$0.00 >$0.00 ±$0.03  $1/MWh of  Unhedged  Baseload Sales  ±<$0.01 ±$0.01 ±$0.04 ±$0.06  $1/MWh of  Unhedged  Total Sales  ±<$0.01 ±$0.02 ±$0.05 ±$0.07  1% Generation  Availability ±$0.02 ±$0.03 ±$0.03 ±$0.03  See Appendix A-1 for market price assumptions 27  Note: Discrete sensitivities based on changes to individual item, but which ultimately may be interrelated.  $0.05 between  USD and  British Pound  ±$0.02 ±$0.02 ±$0.02 ±$0.02

 PPL

 Market Prices  ELECTRIC   PJM   On-Peak Off-Peak ATC(2)   Mid-Columbia   On-Peak Off-Peak ATC(2)   GAS(3)  NYMEX  TZ6NNY   PJM MARKET  HEAT RATE(4)  CAPACITY PRICES   (Per MWD)   EQA   Actual  2008 2009 2010 2011 2012  $81 $63 $69 $69 $69  $49 $47 $51 $52 $52  $69 $55 $59 $60 $60  $65 $48 $57 $59 $59  $51 $38 $44 $46 $46  $59 $43 $52 $53 $56  $8.84 $6.11 $7.13 $7.31 $7.20  $9.85 $7.10 $8.16 $8.31 $8.19  8.3 8.9 8.4 8.3 8.4  $82.00 $158.24 $181.39 $136.79 $157.63  89.6% 90.7% 92.2% 90.9% 92.1%  Forward(1)  (1) Market prices based on the average of broker quotes as of 12/31/2008.  (2) 24-hour average.  (3) NYMEX and TZ6NNY forward gas prices on 12/31/2008.  (4) Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price.  A-1

 Proactive Coal Supply Management Supports Growth in Margins  * Based on existing contracts as of 2/28/2009 A-2  • Supply region diversity  • Fleet trains (>1600 cars)  Projected 2009* Projected 2010*  Central App  6%  Powder River Basin  6%  Central Pa  13%  Mine Mouth  20%  Northern App  55%  Central Pa  13%  Powder River Basin  6%  Northern App  56%  Mine Mouth  21%  Illinois Basin  1%  Central App  3%

 0 20 40 60 80 100 120  2009  2009  2010  $/MWH  Shaped Energy & Capacity Including Congestion Other Adders Line Losses GRT  Load-following Components Example  A-3  Total  $105 $82.00*  $45.47 Total  $51.23  * Shaped price based on $63/MWH ATC energy price, $150/MW-Day capacity price, and congestion.  $48.29 Total  $54.41  Residential and Small C&I  Residential and Small C&I  All Customers  50.20  $10  Volumetric  Risk  Credit Ancillary  Green  $8 $5

 Reconciliation of Cash from Operations  to Free Cash Flow before Dividends  (Millions of Dollars)  A-4  303898Asset Sales  (203)Investment in Energy Project  $347$231($237)$513Free Cash Flow before Dividends  (61)18(58)39Other Investing Activities-net  (1,762)(1,218)(1,503)(1,685)Capital Expenditures  --(293)(310)Transition Bond Repayment  Increase/(Decrease) in cash due to:  $2,170$1,431$1,517$1,571Cash from Operations  2010E2009E20082007  Note: Asset sales includes the net proceeds from the disposition of Latin American and domestic telecommunication operations in  2007 and the sale of gas and propane businesses in 2008.

 Millions  $939  $678 $752 $790  $286  $289  $582  $649  $278  $251  $428  $448  $0  $400  $800  $1,200  $1,600  $2,000  2008A 2009E 2010E 2011E  Supply PA Delivery International Delivery  $1,503  $1,887  $1,762  $1,218  Capital Expenditures by Segment  A-5

Reconciliation of PPL's Reported Earnings and Earnings from Ongoing Operations

	Forecast		Actual		
	High 2009	Low 2009	2008	2007	2006
Per Share Earnings from Ongoing Operations	$1.90	$1.60	$2.02	$2.60	$2.25
Special items (net of taxes):					
MTM adj's from energy-related, non-trading economic hedges			0.67	0.08	(0.03)
Reversal of cost recovery - Hurricane Isabel					(0.02)
Impairment of synfuel-related assets					(0.01)
Sale of interest in Griffith					(0.04)
Reduction in Enron reserve					0.03
Off-site remediation of ash basin leak					0.02
PJM billing dispute					0.01
Realization of benefits related to Black Lung Trust assets					0.05
Susquehanna workforce reduction					(0.01)
Impairment of nuclear decom. trust investments			(0.04)		(0.01)
Sale of Latin American businesses				0.67	
Sale of telecommunication operations				(0.06)	
Sale of gas and propane businesses			(0.01)	(0.11)	
Settlement of Wallingford cost-based rates				0.09	
Impairment of certain transmission rights				(0.04)	
Change in U.K. tax rate				0.14	
Workforce reductions				(0.02)	
Synfuel tax adjustment			(0.04)		
Colstrip groundwater litigation			(0.01)		
Asset impairments			(0.05)		
Impairments & other impacts - Emission Allowances			(0.07)		
	0.00	0.00	0.45	0.75	(0.01)
Reported Earnings Per Share	$1.90	$1.60	$2.47	$3.35	$2.24

Note: Per share amounts are based on diluted shares outstanding.

A-6

ppl

Credit Ratings

	Moody's	Standard & Poor's	Fitch
PPL Corporation			
Issuer Rating	Baa2	BBB	BBB
Outlook	STABLE	NEGATIVE	STABLE
PPL Energy Supply			
Issuer Rating		BBB	BBB
Tax-Exempt Bonds*	Aaa	AAA	
Senior Notes	Baa2	BBB	BBB+
Outlook	STABLE	NEGATIVE	STABLE
PPL Capital Funding			
Issuer Rating			BBB
Senior Unsecured Debt	Baa2	BBB-	BBB
Subordinated Debt	Baa3	BB+	BBB-
Outlook	STABLE	STABLE	STABLE
PPL Electric Utilities			
Issuer Rating	Baa1	A-	BBB
First Mortgage Bonds	A3	A-	A-
Tax-Exempt Bonds**	Baa1	AA	
Senior Secured Debt	A3	A-	A-
Commercial Paper	P-2	A-2	F-2
Preferred Stock	Baa3	BBB	BBB
Preference Stock	Baa3	BBB	BBB
Outlook	STABLE	NEGATIVE	STABLE

* Letter of Credit-Backed Security
** Insured Security

A-7

Credit Ratings (cont.)

	Moody's	Standard & Poor's	Fitch
PPL Montana			
Pass-Through Certificates	Baa3	BBB-	BBB
Outlook	STABLE	STABLE	
WPD Holdings Limited			
Issuer Rating	Baa3	BBB-	BBB-
Senior Unsecured Debt	Baa3	BBB-	BBB
Commercial Paper		A-3	
Outlook	STABLE	STABLE	POSITIVE
WPD Holdings LLP			
Issuer Rating		BBB-	BBB
Commercial Paper		A-3	
Outlook		STABLE	POSITIVE
Western Power Distribution (South Wales) PLC			
Issuer Rating		BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper		A-2	F2
Outlook	STABLE	STABLE	POSITIVE
Western Power Distribution (South West) PLC			
Issuer Rating	Baa1	BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper	P-2	A-2	F2
Outlook	STABLE	STABLE	POSITIVE

A-8

Forward-Looking Information Statement  A-9  Statements contained in this presentation, including statements with respect to future earnings, energy prices, margins,  sales and supply, marketing performance, hedging, growth, revenues, expenses, rates, regulation, cash flows, credit  profile, financing, dividends, business disposition, corporate strategy, capital additions and expenditures, and generating  capacity and performance, are “forward-looking statements” within the meaning of the federal securities laws. Although  PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are  reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the  results discussed in the statements. The following are among the important factors that could cause actual results to differ  materially from the forward-looking statements: market demand and prices for energy, capacity and fuel; volatility in  financial or commodities markets; weather conditions affecting customer energy usage and operating costs; competition in  power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation and its  subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating  performance of plants and other facilities; environmental conditions and requirements and the related costs of compliance,  including environmental capital expenditures and emission allowance and other expenses; system conditions and  operating costs; development of new projects, markets and technologies; performance of new ventures; asset acquisitions  and dispositions; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices;  receipt of necessary government permits, approvals and rate relief; capital market conditions and decisions regarding  capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries;  the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the market prices of equity  securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans;  the securities and credit ratings of PPL Corporation and its subsidiaries; political, regulatory or economic conditions in  states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of  threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation,  including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such  forward-looking statements should be considered in light of such important factors and in conjunction with PPL  Corporation’s Form 10-K and other reports on file with the Securities and Exchange Commission.

 “Earnings from ongoing operations” excludes the impact of special items. Special items include charges, credits or gains that are unusual  or nonrecurring. Special items also include the mark-to-market impact of energy-related, non-trading economic hedges and impairments  of securities in PPL’s nuclear decommissioning trust funds. These energy-related, non-trading economic hedges are used to hedge a  portion of the economic value of PPL’s generation assets and PPL’s load-following and retail activities. This economic value is subject to  changes in fair value due to market price volatility of the input and output commodities (e.g., coal and power). The mark-to-market impact  of these hedges is economically neutral to the company because the mark-to-market gains or losses on the energy hedges will reverse as  the hedging contracts settle in the future. Earnings from ongoing operations should not be considered as an alternative to reported  earnings, or net income, which is an indicator of operating performance determined in accordance with generally accepted accounting  principles (GAAP). PPL believes that earnings from ongoing operations, although a non-GAAP measure, is also useful and meaningful to  investors because it provides them with PPL’s underlying earnings performance as another criterion in making their investment decisions.  PPL’s management also uses earnings from ongoing operations in measuring certain corporate performance goals. Other companies  may use different measures to present financial performance.  “Free cash flow before dividends” is derived by deducting capital expenditures and other investing activities-net, as well as the repayment  of transition bonds, from cash flow from operations. Free cash flow before dividends should not be considered as an alternative to cash  flow from operations, which is determined in accordance with GAAP. PPL believes that free cash flow before dividends, although a non- GAAP measure, is an important measure to both management and investors since it is an indicator of the company’s ability to sustain  operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies  may calculate free cash flow before dividends in a different manner.  "Domestic Gross Energy Margins" is intended to supplement the investors' understanding of PPL’s domestic non-trading and trading  activities by combining applicable income statement line items and related adjustments to calculate a single financial measure. PPL  believes that "Domestic Gross Energy Margins" is useful and meaningful to investors because it provides them with the results of PPL's  domestic non-trading and trading activities as another criterion in making their investment decisions. "Domestic Gross Energy Margins" is  not intended to replace "Operating Income," which is determined in accordance with GAAP, as an indicator of overall operating  performance. PPL's management also uses "Domestic Gross Energy Margins" in measuring certain corporate performance goals used in  determining variable compensation. Other companies may use different measures to present the results of their non-trading and trading  activities.  Definitions of Financial Measures  A-10